UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2011

NorthStar Realty Finance Corp.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32330 (Commission File Number)	11-3707493 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, NorthStar Realty Finance Corp. (the “Company”), entered into an employment agreement with Ms. Debra Hess on April 29, 2011 to retain her as the Company’s Chief Financial Officer.  Ms. Hess commenced employment with the Company on July 1, 2011 as the Company’s Chief Financial Officer and will also serve as the Company’s principal accounting officer.  The information set forth in Item 5.02 of the Company’s Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 5, 2011 is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Realty Finance Corp. (Registrant)

Date: July 7, 2011	By:	/s/ Albert Tylis
Albert Tylis
Co-President, Chief Operating Officer and Secretary